                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

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[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Applied Materials, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     of Schedule 14A.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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     (4) Date Filed:____________________________________________________________

                               [LETTERHEAD/LOGO]


                                                              February 18, 2000

Dear Applied Materials Stockholder:

  I am pleased to invite you to attend the Applied Materials' 2000 Annual Meeting of Stockholders which will be held at The Tech Museum of Innovation, 201 South Market Street, San Jose, California on Tuesday, March 21, 2000 at 2:00 p.m. At the meeting, stockholders will be asked to elect ten directors and to vote on proposals to amend the Company's Certificate of Incorporation to increase the number of shares of common stock authorized to be issued from 1,100,000,000 to 2,500,000,000; to approve an increase of 19,100,000 shares in the number of shares authorized for issuance under Applied's 1995 Equity Incentive Plan (which I refer to as the "1995 Plan"); and to approve the amended and restated Senior Executive Bonus Plan, as is required by the tax laws in order for the compensation under the plan to be tax-deductible.

  The Company's Certificate of Incorporation currently authorizes the issuance of up to 1,100,000,000 shares of common stock, having a par value of $.01 per share. We are asking you to approve an amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized by 1,400,000,000. Our Board believes it is desirable to increase the authorized shares of common stock of Applied in order to reserve a sufficient number of shares to meet all known requirements, and to provide flexibility in the future for general corporate purposes such as stock dividends or splits, acquisitions, and issuances under stock option and other employee incentive programs.

  We are asking you to approve an amendment to the Company's 1995 Plan because we strongly believe that stock option grants are essential to permit your Company to compete for top employees. Stock option grants at Applied have always been an important incentive for employees. In order to attract, retain and motivate people whose skills and performance are critical to the Company's success, we have used stock options to good advantage. As the Company grows, additional people will be needed, and stock options will be needed to attract and motivate these employees. For example, the nearly 12% growth in the Company's number of employees from October 27, 1996 to October 31, 1999 (Applied's fiscal years), combined with the extension of stock option grants to a broader employee base, require that we reserve an increasing number of options for our employees. It is our practice at Applied to grant options with an exercise price at least equal to the fair market value of the underlying shares on the date of grant and for a term not longer than seven years. We have never granted restricted stock nor do we currently expect to do so at any time in the future.

  The need to reapprove our performance-based bonus plan, the Senior Executive Bonus Plan, arises because of federal tax laws. These laws require stockholder approval at least once every five years in order that incentive compensation under the plan remain tax-deductible to the Company. Applied has always placed great emphasis on performance-based compensation, because we believe it stimulates and encourages our employees and rewards them appropriately for their outstanding achievements.

  I urge you to carefully read our proxy statement. We hope you like its new "plain English" format.

  I urge you to vote FOR the director nominees, FOR the proposal to authorize additional shares under the Company's Certificate of Incorporation, FOR the proposal to authorize additional shares for the 1995 Plan and FOR the amended and restated Senior Executive Bonus Plan.

  I hope to see you at the meeting scheduled for March 21, 2000.

                                          Sincerely,

                                          James C. Morgan

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

  The 2000 Annual Meeting of Stockholders of Applied Materials, Inc. will be held on Tuesday, March 21, 2000 at 2:00 p.m. at The Tech Museum of Innovation, 201 South Market Street, San Jose, California, to conduct the following items of business:

    1. To elect ten directors to serve for a one-year term and until their successors have been elected.

    2. To approve an amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 1,100,000,000 to 2,500,000,000 shares.

    3. To approve the amended and restated 1995 Equity Incentive Plan.

    4. To approve the amended and restated Senior Executive Bonus Plan.

    5. To transact other business as may properly come before the meeting or any postponement or adjournment of the meeting.

  Stockholders who owned shares of our stock at the close of business on Friday, January 28, 2000 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at 10 Almaden Boulevard, Suite 530, San Jose, California, 95113. A stockholder may examine the list for any legally valid purpose related to the meeting.

  Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may also be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with this proxy statement.

                                          By Order of the Board of Directors,

                                          Donald A. Slichter
                                          Secretary

Santa Clara, California
February 18, 2000

                               TABLE OF CONTENTS

General Information.........................................................   1
Voting Procedures...........................................................   1
Methods of Voting...........................................................   1
Revoking Your Proxy.........................................................   2
Quorum Requirement..........................................................   2
Votes Required for Each Proposal............................................   2
Abstentions and Broker Non-Votes............................................   3
Voting Confidentiality......................................................   3
Voting Results..............................................................   3
Multiple Copies of Proxy Materials..........................................   3
Proxy Solicitation Costs....................................................   3

Proposals...................................................................   4
Item 1--Election of Directors...............................................   4
Item 2--Amendment to the Certificate of Incorporation.......................   4
Item 3--Approval of the Amended and Restated 1995 Equity Incentive Plan.....   4
Item 4--Approval of the Amended and Restated Senior Executive Bonus Plan....   4
Other Matters...............................................................   5

Item 1--Election of Directors...............................................   6
Nominees....................................................................   6
Directors/Nominees..........................................................   6
Board and Committee Meetings................................................   8
Compensation of Directors...................................................   9

Principal Stockholders......................................................  10

Executive Compensation and Related Information..............................  11
Executive Compensation......................................................  11
Option Grants...............................................................  12
Options Exercised...........................................................  13
Compensation Committee Report...............................................  13
Compensation Committee Interlocks and Insider Participation.................  15
Certain Relationships and Related Transactions..............................  15

Stock Performance Graph.....................................................  16

Item 2--Amendment to the Certificate of Incorporation.......................  16

Item 3--Amended and Restated 1995 Equity Incentive Plan.....................  17

Item 4--Amended and Restated Senior Executive Bonus Plan....................  22

Other Information...........................................................  24
Section 16(a) Beneficial Ownership Reporting Compliance.....................  24
Relationship with Independent Public Accountants............................  24
No Incorporation by Reference...............................................  24
Stockholder Proposals--2001 Annual Meeting..................................  24

                              GENERAL INFORMATION

  The enclosed proxy is solicited on behalf of the Board of Directors of Applied Materials, Inc., a Delaware corporation, with its principal executive offices at 3050 Bowers Avenue, Santa Clara, California, 95054, for use at Applied Materials' 2000 Annual Meeting of Stockholders to be held at 2:00 p.m. on Tuesday, March 21, 2000.

  This proxy statement contains important information regarding Applied Materials' 2000 Annual Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

  A number of abbreviations are used in this proxy statement. We refer to Applied Materials, Inc. as "Applied." The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card and 1999 Annual Report. References to "fiscal 1999" mean Applied's 1999 fiscal year which began on October 26, 1998 and ended on October 31, 1999. Applied's 2000 Annual Meeting of Stockholders is simply referred to as "the meeting."

  The Board of Directors of Applied is sending this proxy statement on or about February 18, 2000 to all stockholders of Applied as of the record date, January 28, 2000. Stockholders who owned Applied's common stock at the close of business on January 28, 2000 are entitled to attend and vote at the meeting. On the record date, there were 386,486,616 shares of Applied's common stock outstanding.

Voting Procedures

  As a stockholder of Applied, you have a right to vote on certain business matters affecting Applied. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following section entitled "Proposals." Each share of Applied's common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You may vote by mail, by telephone, over the Internet, or in person at the meeting.

Methods of Voting

  Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

  Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

  .  FOR the ten named nominees for directors;

  .  FOR approval of the amendment to the Certificate of Incorporation;

  .  FOR approval of the amended and restated 1995 Equity Incentive Plan; and

  .  FOR approval of the amended and restated Senior Executive Bonus Plan.

  If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to consolidate all accounts under the same name and address in order to receive better stockholder service. You may consolidate multiple accounts by contacting our transfer agent, Harris Trust and Savings Bank, at Customer Service, 1-312-360-5186.

  Voting by Telephone. You may be able to vote by telephone. If so, instructions are included with this proxy statement. If you vote by telephone, you do not need to complete and mail your proxy card.

  Voting on the Internet. You may be able to vote on the Internet. If so, instructions are included with this proxy statement. If you vote on the Internet, you do not need to complete and mail your proxy card.

  Voting in Person at the Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting.

  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

  Applied Plan Participants. If you are a participant in Applied's Employee Savings and Retirement Plan (a "401(k)" plan) or Applied's Employees' Stock Purchase Plan, you will receive one proxy card for all shares you own through these plans, assuming your shares are registered in the same name. This proxy card will serve as a voting instruction card for the custodians or trustees of these plans.

  If you own shares through the Employee Savings and Retirement Plan and you do not vote, the plan trustees will vote your shares in the same proportion as shares for which instructions were received from other stockholders under the plan. If you own shares through the Employees' Stock Purchase Plan and do not vote, your shares will be voted in accordance with normal brokerage industry practices. Some of these industry practices are described in this proxy statement under the section "Abstentions and Broker Non-Votes."

Revoking Your Proxy

  You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you may either:

  .  sign and return another proxy at a later date;

  .  provide written notice of the revocation to Applied's Secretary; or

  .  attend the meeting and vote in person.

Quorum Requirement

  A quorum, which is a majority of the outstanding shares as of the record date, January 28, 2000, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares on the Internet, by telephone, or by submitting a properly executed proxy card.

Votes Required for Each Proposal

  The vote required and method of calculation for the proposals to be considered at the meeting are as follows:

  Item 1--Election of Directors. The ten nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

  Item 2--Amendment to the Certificate of Incorporation. Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of shares outstanding.

  Item 3--Amended and restated 1995 Equity Incentive Plan. Approval of the amended and restated 1995 Equity Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting, in person or by proxy.

  Item 4--Amended and restated Senior Executive Bonus Plan. Approval of the amended and restated Senior Executive Bonus Plan requires the affirmative vote of a majority of the shares present at the meeting, in person or by proxy.

  You may vote either "for" or "withhold" your vote for each nominee for election as a director. You may vote "for," "against" or "abstain" from the proposals to approve (a) the amendment to the Certificate of Incorporation,
(b) the amended and restated 1995 Equity Incentive Plan, and (c) the amended and restated Senior Executive Bonus Plan.

Abstentions and Broker Non-Votes

  If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the meeting. Consequently, if you abstain from voting on the proposal to approve (a) the amendment to the Certificate of Incorporation, (b) the amended and restated 1995 Equity Incentive Plan, or (c) the amended and restated Senior Executive Bonus Plan, your abstention has the same effect as a vote against the proposal.

  Under New York Stock Exchange rules, brokerage firms have authority to vote customers' non-voted shares (known as "broker non-votes") on certain routine matters. All four of our proposals should be treated as routine matters under New York Stock Exchange rules. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on routine matters. To the extent your brokerage firm votes shares on your behalf on any of the proposals, your shares will be counted as present for the purpose of determining a quorum.

Voting Confidentiality

  Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

  Final voting results will be announced at the meeting and will be published in Applied's Form 10-Q for the second fiscal quarter of 2000. We file this quarterly report with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

  .  visiting our website at www.appliedmaterials.com;

  .  contacting our Investor Relations department toll-free at 1-800-882-
     0373; or

  .  visiting the SEC's website at www.sec.gov.

Multiple Copies of Proxy Materials

  If you received more than one copy of our proxy materials and wish to reduce the number of packages you receive and save us the cost of producing and mailing these materials, please select the designated box on the proxy card(s) to eliminate future mailings or follow the instructions provided when you vote over the Internet or by telephone. At least one account at your address must continue to receive proxy materials unless you elect to view future annual reports and proxy statements over the Internet. Mailing of our future correspondence to you will not be affected by your election to discontinue duplicate or future mailings of the proxy materials.

Proxy Solicitation Costs

  Applied will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. We have hired Innisfree M&A Incorporated to assist in the distribution and solicitation of proxies. In addition to the estimated cost of $20,000 plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you. Our transfer agent, Harris Trust and Savings Bank, will tabulate the proxies and act as inspector of the election.

                                   PROPOSALS

  The Board of Directors has included four proposals on the agenda for the meeting.

Item 1--Election of Directors

  The first proposal is the election of ten directors. Nominees for directors are James C. Morgan, Dan Maydan, Michael H. Armacost, Deborah A. Coleman, Herbert M. Dwight, Jr., Philip V. Gerdine, Tsuyoshi Kawanishi, Paul R. Low, Steven L. Miller, and Stan Shih. With the exception of Stan Shih, each nominee is currently a director of Applied.

  Additional information about the election of directors and a brief biography of each nominee begins on page 6.

  The Board recommends a vote for each of these nominees.

Item 2--Approval of the amendment to the Certificate of Incorporation

  The second proposal is to approve the amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance.

  Our Certificate of Incorporation currently authorizes the issuance of up to 1,100,000,000 shares of common stock, having a par value of $.01 per share. We are asking our stockholders to approve an amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 1,100,000,000 to 2,500,000,000.

  Our Board believes it is desirable to increase the authorized shares of common stock of Applied to reserve a sufficient number of shares to meet all known requirements, and to provide flexibility in the future for general corporate purposes such as stock dividends or splits, acquisitions, and issuances under stock option and other employee incentive programs.

  Additional information about the amendment to the Certificate of Incorporation begins on page 16.

  The Board recommends a vote to approve the amendment to the Certificate of Incorporation.

Item 3--Approval of the amended and restated 1995 Equity Incentive Plan

  The third proposal is to approve the amended and restated 1995 Equity Incentive Plan to increase the number of shares authorized for issuance by 19,100,000 shares.

  Employees are our most important resource. The contributions of our employees are critical to our success. Stock option grants play a vital role in attracting, retaining and motivating people. Our continued growth, combined with the extension of stock option grants to a broader employee base, requires the use of additional shares.

  Additional information about the amended and restated 1995 Equity Incentive Plan begins on page 17.

  The Board recommends a vote to approve the amended and restated 1995 Equity Incentive Plan.

Item 4--Approval of the amended and restated Senior Executive Bonus Plan

  The fourth proposal is to approve the amended and restated Senior Executive Bonus Plan.

  The Senior Executive Bonus Plan was approved by our stockholders at the 1995 Annual Meeting of Stockholders. We are required to periodically resubmit the plan for stockholder approval so that the plan may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. This qualification provides us with a federal income tax deduction for this compensation.

  More information about the amended and restated Senior Executive Bonus Plan begins on page 22.

  The Board recommends a vote to approve the amended and restated Senior Executive Bonus Plan.

Other Matters

  Other than the election of directors and proposals to approve the amendment to the Certificate of Incorporation, the amended and restated 1995 Equity Incentive Plan, and the amended and restated Senior Executive Bonus Plan, our Board of Directors does not intend to bring any other matters to be voted on at the meeting. Our Board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, or voted on the Internet or by telephone, the proxies will have discretion to vote your shares on such matters to the extent authorized under the Securities Exchange Act of 1934.

ITEM 1--ELECTION OF DIRECTORS

Nominees

  The Board of Directors of Applied is elected each year at the Annual Meeting of Stockholders. Ten directors will be elected at this year's meeting. Each director will serve until the 2001 Annual Meeting of Stockholders and until he or she is succeeded by another qualified director who has been elected, or until his or her death, resignation or removal. With the exception of Stan Shih, each nominee who appears in the following table is currently a director of Applied.

                                                                       Director
       Name of Nominee      Age         Principal Occupation            Since
       ---------------      ---         --------------------           --------
   James C. Morgan.........  61 Chairman and Chief Executive Officer     1977
                                 of Applied Materials, Inc.

   Dan Maydan..............  64 President of Applied Materials, Inc.     1992

   Michael H. Armacost.....  62 President of The Brookings               1993
                                 Institution

   Deborah A. Coleman......  47 Chair of Merix Corporation               1997

   Herbert M. Dwight, Jr...  69 Retired Chief Executive Officer of       1981
                                 Optical Coating Laboratory, Inc.

   Philip V. Gerdine.......  60 Retired Executive Director (Overseas     1976
                                 Acquisitions) of Siemens AG

   Tsuyoshi Kawanishi......  70 Retired Senior Advisor to Toshiba        1994
                                 Corporation

   Paul R. Low.............  66 Chief Executive Officer of P.R.L.        1992
                                 Associates

   Steven L. Miller........  54 Chairman, President and Chief            1999
                                 Executive Officer of Shell Oil
                                 Company

   Stan Shih...............  55 Chairman and Chief Executive Officer      N/A
                                 of Acer Inc.

  There is no family relationship between any of the nominees or between any of the nominees and any of Applied's executive officers. Applied's executive officers serve at the discretion of the Board of Directors. Detailed information about Applied's directors and nominees is provided below.

Directors/Nominees

  James C. Morgan has been Chairman of Applied Materials, Inc. since 1987 and Chief Executive Officer of Applied Materials, Inc. since February 1977. Mr. Morgan is a director of Cisco Systems, Inc.

  Dan Maydan has been President of Applied Materials, Inc. since December 1993 and served as Chairman of Applied Komatsu Technology, Inc. from December 1991 to October 1998. From 1990 to December 1993, he was Executive Vice President of Applied Materials, Inc. Dr. Maydan is a director of Electronics for Imaging, Inc. and Drexler Technology Corporation.

  Michael H. Armacost has been President of The Brookings Institution, a non-partisan public policy research organization, since October 1995. In May 1998 he joined IBM's Asia-Pacific Board, which is an advisory council to IBM's Asia-Pacific operations. From September 1993 through September 1995, he was a Distinguished Senior Fellow and Visiting Professor at the Asia-Pacific Research Center, Stanford University. From 1989 to 1993, he was the U.S. Ambassador to Japan. Mr. Armacost is a director of TRW, Inc., AFLAC Incorporated and Cargill, Incorporated.

  Deborah A. Coleman has been Chair of Merix Corporation, a manufacturer of interconnect solutions for use in electronic equipment, since March 1994 and served as Chief Executive Officer of Merix Corporation from March 1994 to September 1999. Ms. Coleman has been a partner of SmartForest Ventures, LLC, a venture capital firm, since October 1999. From November 1992 through March 1994, she was the Vice President of Materials Operations at Tektronix, Inc. Ms. Coleman is a director of Merix Corporation and Synopsys, Inc.

  Herbert M. Dwight, Jr. served as Chief Executive Officer of Optical Coating Laboratory, Inc., a manufacturer of optical thin films and components, from 1991 until his retirement in 1998. Mr. Dwight is a director of Applied Magnetics Corporation, Optical Coating Laboratory, Inc. and Advanced Fibre Communications, Inc.

  Philip V. Gerdine served as Executive Director (Overseas Acquisitions) of Siemens AG, Munich, Germany, a manufacturer of electrical and electronic products, from 1990 until his retirement in 1998. Dr. Gerdine is a director of Solectron Corporation.

  Tsuyoshi Kawanishi served as Senior Advisor to Toshiba Corporation, a manufacturer of electrical and electronic products, from June 1994 to February 1999. Mr. Kawanishi has been Chairman of the Management Board of the Institute of Microelectronics since June 1996. From June 1990 to June 1994, he was Senior Executive Vice President and a member of the Board of Directors of Toshiba Corporation. From November 1995 to July 1999, Mr. Kawanishi was a director of Chartered Semiconductor Manufacturing Ltd. and from October 1997 to October 1999, he was a director of Advanpack Solutions Pte., Ltd. Mr. Kawanishi is a director of Asyst Technologies, Inc.

  Paul R. Low has been Chief Executive Officer of P.R.L. Associates, a consulting firm, since July 1992. Dr. Low is a director of Solectron Corporation and Veeco Instruments Inc.

  Steven L. Miller has been Chairman, President and Chief Executive Officer of Shell Oil Company, an oil and natural gas producer, natural gas marketer and petrochemical manufacturer, since July 1999. From 1996 to 1999, Mr. Miller was the managing director of the Royal Dutch/Shell Group of Companies. Mr. Miller is a director for the American Petroleum Institute, a member of the National Petroleum Council, and serves on the board of advisors for Rice University's James A. Baker III Institute for Public Policy.

  Stan Shih has been Chairman and Chief Executive Officer of Acer Inc., Taipei, Taiwan, a manufacturer of personal computers, since 1981. Mr. Shih has been an advisor to the Republic of China's Presidential Office and a member of the Republic of China's Space Program Steering Committee since 1996. Mr. Shih is a director of Acer Sertek, TSMC-Acer and Acer Computer (Singapore) Pte., Ltd.

  Alfred J. Stein, 67, has served as a director of Applied Materials, Inc. since 1981. Mr. Stein served as Chairman and Chief Executive Officer of VLSI Technology, Inc., a manufacturer of semiconductor devices, from March 1982 until June 1999. Mr. Stein is a director of Tandy Corporation. Mr. Stein's term as director will end on March 21, 2000, and he is not standing for election to the Board at the meeting.

Board and Committee Meetings

  The Board of Directors met seven times during fiscal 1999. Each director, except Mr. Tsuyoshi Kawanishi, attended at least 75% of all Board and applicable committee meetings during fiscal 1999. The table below describes the committees of the Board. The Board does not have a nominating committee or a committee that serves a similar function.

  During fiscal 1999, the Board approved the establishment of the Stockholder Rights Plan Review Committee. The new committee is chaired by Deborah A. Coleman and its members include Herbert M. Dwight, Jr. and Philip V. Gerdine.

                                                                                          Number of
                                                                                          Meetings
 Committees of the Board of                                                                Held in
        Directors(1)                         Functions of the Committees                    1999
 --------------------------                  ---------------------------                  ---------
 AUDIT AND FINANCE COMMITTEE
 ---------------------------
 Members(2):                 .  make recommendations to the Board regarding the                4
                                appointment of independent auditors
 Michael H. Armacost         .  review with Applied's financial management the plans
 Deborah A. Coleman             for, and results of, the independent audit engagement
 Philip V. Gerdine*          .  review Applied's system of internal accounting
                                controls
 Alternate Members:          .  monitor Applied's internal audit program to assure that areas of potential risk are adequately covered
 Paul R. Low                 .  review legal and regulatory matters that may have a
 Alfred J. Stein                material effect on Applied's financial statements

 *Chairman

 COMPENSATION COMMITTEE
 ----------------------

 Members:                    .  determine compensation policies applicable to Applied's        4
                                executive officers
 Herbert M. Dwight, Jr.*     .  determine the compensation of the Chief Executive
 Paul R. Low                    Officer
 Alfred J. Stein             .  administer the 1995 Equity Incentive Plan
                             .  administer the Senior Executive Bonus Plan
 Alternate Members:          .  administer other stock and compensation plans

 Michael H. Armacost
 Deborah A. Coleman

 *Chairman

--------
(1) By resolution of the Board of Directors on September 10, 1999, the name of the Audit Committee was changed to the Audit and Finance Committee and the name of the Stock Option and Compensation Committee was changed to the Compensation Committee. The name changes were effective as of June 23, 1999.

(2) During fiscal 1999, Mr. Tsuyoshi Kawanishi was a member of the Audit and Finance Committee from October 26, 1998 to June 22, 1999.

Compensation of Directors

  Directors who are officers of Applied do not receive any additional compensation for their services as a director. During fiscal 1999, non-employee directors of Applied received the following compensation:

  .  a quarterly retainer of $3,750;

  .  a fee of $2,000 for each Board meeting attended;

  . a fee of $500 for each committee meeting attended if the committee met on a day other than the day the Board met; and

  .  reasonable expenses of attending Board and committee meetings.

  Mr. Kawanishi received an additional $1,200 for each Board meeting attended. Directors who are not residents of California are reimbursed for the costs of preparing California tax returns. Mr. Kawanishi is also reimbursed for the costs of preparing a U.S. federal tax return.

  Non-employee directors participate in one compensation plan, the 1995 Equity Incentive Plan. Effective with fiscal 2000, non-employee directors receive the following non-qualified stock options:

  . 24,000 shares on the date he or she is first elected or appointed to the Board; and

  . 10,000 shares on the last business day of each fiscal year during which he or she has served on the Board.

  The annual option grant of 10,000 shares will be made only if the non-employee director was a member of the Board for the entire fiscal year and was not an employee of Applied or any affiliate for any part of the fiscal year then ending.

  The exercise price for all non-employee director options is 100% of the fair market value of the shares on the grant date.

  An annual option grant to non-employee directors of 6,000 shares of common stock was made on October 29, 1999 at an exercise price of $89.81 per share. An initial option grant of 24,000 shares of common stock was made to Mr. Miller on December 7, 1999, in conjunction with his appointment to the Board, at an exercise price of $111.25 per share. All non-employee director options become exercisable over a four-year period, beginning on the date of grant, assuming continued service on the Board. Exercisability for some or all options may be accelerated if the director dies or retires. The options generally expire no later than five years after the date of grant (up to six years in the event of the director's death).

                            PRINCIPAL STOCKHOLDERS

  The following table indicates how much common stock is beneficially owned as of October 31, 1999 by (a) each of the directors, (b) each of the named executive officers, and (c) the directors and executive officers as a group. In general, "beneficial ownership" refers to shares that a director or executive officer has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. No person or entity was known by Applied to own 5% or more of Applied's common stock as of October 31, 1999.

                                                               Shares
                                                            Beneficially
                                                                Owned
                                                          ---------------------
   Name                                                   Number(1)     Percent
   ----                                                   ---------     -------
   Non-Employee Directors:
   Michael H. Armacost...................................    91,800(2)     *
   Deborah A. Coleman....................................    24,500(3)     *
   Herbert M. Dwight, Jr.................................   100,500(4)     *
   Philip V. Gerdine.....................................    49,500(5)     *
   Tsuyoshi Kawanishi....................................    13,500(6)     *
   Paul R. Low...........................................    25,500(7)     *
   Steven L. Miller......................................         0(8)     *
   Alfred J. Stein.......................................    59,500(9)     *

   Named Executive Officers:
   James C. Morgan....................................... 1,529,879(10)    *
   Dan Maydan............................................   635,893(11)    *
   Joseph R. Bronson.....................................    53,159(12)    *
   Sasson Somekh.........................................   815,707(13)    *
   David N.K. Wang.......................................   659,096(14)    *
   Directors and Executive Officers as a Group(13
    persons)............................................. 4,058,534      1.06%

--------
  *Less than 1%

 (1) Except as subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

 (2) Includes options to purchase 25,500 shares that were exercisable within 60 days of October 31, 1999.

 (3) Includes options to purchase 24,500 shares that were exercisable within 60 days of October 31, 1999.

 (4) Includes options to purchase 25,500 shares that were exercisable within 60 days of October 31, 1999.

 (5) Includes options to purchase 25,500 shares that were exercisable within 60 days of October 31, 1999.

 (6) Includes options to purchase 13,500 shares that were exercisable within 60 days of October 31, 1999.

 (7) Includes options to purchase 25,500 shares that were exercisable within 60 days of October 31, 1999.

 (8) Options to purchase 24,000 shares, none of which were exercisable within 60 days of October 31, 1999 were granted to Mr. Miller on December 7, 1999.

 (9) Includes options to purchase 10,500 shares that were exercisable within 60 days of October 31, 1999.

(10) Includes 180,000 shares held in a family foundation and options to purchase 428,000 shares that were exercisable within 60 days of October 31, 1999.

(11) Includes 309,141 shares held in a family trust, 18,456 shares held in a charitable trust, and 267,138 shares held in family partnerships.

(12) Includes 15,000 shares held in a family trust, 896 shares held as custodian for Mr. Bronson's children and nephew, and options to purchase 26,000 shares that were exercisable within 60 days of October 31, 1999.

(13) Includes options to purchase 182,000 shares that were exercisable within 60 days of October 31, 1999.

(14) Includes options to purchase 182,000 shares that were exercisable within 60 days of October 31, 1999.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

  The following table shows compensation information during each of Applied's last three fiscal years for our Chief Executive Officer and the next four most highly compensated executive officers.

                          Summary Compensation Table

                                     Annual Compensation       Long-Term Compensation
                                  ------------------------- -----------------------------
                                                                   Awards         Payouts
                                                     Other  --------------------- -------
                                                    Annual             Securities
                                                    Compen- Restricted Underlying  LTIP      All Other
 Name and Principal        Fiscal Salary    Bonus   sation    Stock     Options   Payouts Compensation (1)
 Position                   Year    ($)      ($)      ($)   Awards ($)    (#)       ($)         ($)
 ------------------        ------ ------- --------- ------- ---------- ---------- ------- ----------------
 James C. Morgan.........   1999  778,542 1,268,000     0        0      280,000       0         7,200
  Chairman and Chief        1998  747,914   264,190     0        0       80,000       0         7,200
  Executive Officer         1997  671,539   602,640     0        0      160,000       0         6,750

 Dan Maydan..............   1999  613,085 1,029,770     0        0      240,000       0        66,458(2)
  President                 1998  571,323   201,812     0        0       70,000       0       107,656(3)
                            1997  508,094   460,350     0        0      140,000       0         6,750

 Joseph R. Bronson.......   1999  407,692   596,706     0        0      180,000       0        11,708(4)
  Senior Vice President,    1998  363,077   135,900     0        0       40,000       0         4,077
  Office of the             1997  271,154   486,000     0        0       44,000       0         3,779
  President,
  Chief Financial Officer
  and Chief
  Administrative Officer

 Sasson Somekh...........   1999  413,012   596,706     0        0      180,000       0         7,200
  Senior Vice President,    1998  394,732   139,433     0        0       40,000       0         4,051
  Office of the President   1997  348,077   318,060     0        0       80,000       0         3,742

 David N. K. Wang........   1999  413,012   596,706     0        0      180,000       0         7,200
  Senior Vice President,    1998  394,732   139,433     0        0       40,000       0         4,051
  Office of the President   1997  348,077   318,060     0        0       80,000       0         3,742

-------
(1) Unless otherwise indicated, the amounts in this column consist of matching contributions made by Applied under the Employee Savings and Retirement Plan, a "401(k)" plan providing for broad-based employee participation.

(2) This amount consists of Applied's matching contribution of $7,200 under the Employee Savings and Retirement Plan and a payment of $59,258 from Applied for the sale of shares in connection with the termination of the Applied Komatsu Technology Inc. Executive Incentive Stock Purchase Plan, further described in this proxy statement under the section "Certain Relationships and Related Transactions."

(3) This amount consists of Applied's matching contribution of $7,200 under the Employee Savings and Retirement Plan, a payment of $99,856 related to a bonus payment connected with Applied Komatsu Technology, Inc. and a payment of $600 as part of Applied's Patent Incentive Award Program.

(4) This amount consists of Applied's matching contribution of $7,200 under the Employee Savings and Retirement Plan and a payment of $4,508 in connection with moving expenses from Austin, Texas to Santa Clara, California.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

Option Grants

  The following table shows all options to acquire shares of Applied's stock granted to the named executive officers during the fiscal year ended October 31, 1999.

                    Stock Option Grants in Last Fiscal Year

                                       Individual Grants(1)
                                     ------------------------
                                                                          Potential Realizable Value
                          Number of    % of Total                          at Assumed Annual Rates
                         Securities     Options                          of Stock Price Appreciation
                         Underlying    Granted to   Exercise                  for Option Term(2)
                           Options     Employees      Price   Expiration ----------------------------
          Name           Granted (#) in Fiscal Year ($/Share)    Date         5%            10%
          ----           ----------- -------------- --------- ---------- ------------- --------------
James C. Morgan.........   120,000        0.93%       62.00    04/15/06      3,028,827      7,058,455
                           160,000        1.24%       78.75    09/10/06      5,129,465     11,953,835

Dan Maydan..............   100,000        0.77%       62.00    04/15/06      2,524,023      5,882,046
                           140,000        1.08%       78.75    09/10/06      4,488,282     10,459,606

Joseph R. Bronson.......    80,000        0.62%       62.00    04/15/06      2,019,218      4,705,637
                           100,000        0.77%       78.75    09/10/06      3,205,916      7,471,147

Sasson Somekh...........    80,000        0.62%       62.00    04/15/06      2,019,218      4,705,637
                           100,000        0.77%       78.75    09/10/06      3,205,916      7,471,147

David N.K. Wang.........    80,000        0.62%       62.00    04/15/06      2,019,218      4,705,637
                           100,000        0.77%       78.75    09/10/06      3,205,916      7,471,147

--------
(1) The options in this table were granted on April 15, 1999 and September 10, 1999 and have an exercise price per share equal to the fair market value of Applied's common stock on the grant date. Assuming continued employment with Applied, options granted on April 15, 1999 become exercisable on July 15, 2002, and options granted on September 10, 1999 become exercisable on July 15, 2003. The options may become exercisable sooner if the officer dies or retires. Applied has not granted any stock appreciation rights.

(2) As required by Securities and Exchange Commission rules, these columns show gains that may exist for the respective options, assuming that the market price for Applied's common stock appreciates from the date of grant over a period of 10 years at the annual rates of 5% and 10%, respectively. If the price of Applied's common stock does not increase above the exercise price at the time of exercise, the value realizable from these options will be zero.

Options Exercised

   The following table shows all stock options exercised by the named executive officers during the fiscal year ended October 31, 1999 and the number and value of options they held as of the end of fiscal 1999:

             Aggregated Stock Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                   Number of Unexercised   Value of Unexercised In-
                           Shares                 Options at Fiscal Year-    the-Money Options at
                          Acquired      Value             End (#)           Fiscal Year-End ($)(2)
                         on Exercise Realized(1) ------------------------- -------------------------
Name                         (#)         ($)     Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
James C. Morgan.........   288,000   16,092,000    428,000      520,000    32,825,750   21,512,500
Dan Maydan..............   310,000   18,084,375          0      450,000             0   18,684,375
Joseph R. Bronson.......    75,000    4,502,063     26,000      264,000     1,885,000    9,072,250
Sasson Somekh...........   224,000   13,546,375    182,000      300,000    13,874,875   11,533,750
David N.K. Wang.........   224,000   13,384,625    182,000      300,000    13,874,875   11,533,750

--------
(1) The value realized equals the difference between the option exercise price and the fair market value of Applied's stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2) The value of unexercised in-the-money options equals the difference between the option exercise price and the closing price of Applied's stock on October 29, 1999 (the last day of trading for the fiscal year ended October 31, 1999), times the number of shares underlying the options. The closing price of Applied's stock on October 29, 1999, as reported on the Nasdaq National Market, was $89.81 per share.

Compensation Committee Report

  In the section below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of Applied's Chief Executive Officer and the next four most highly compensated executive officers.

  Compensation Philosophy. In developing Applied's executive compensation policies, our Compensation Committee has relied on two principal objectives:
(1) attracting, rewarding and retaining officers who possess outstanding talent, and (2) motivating our officers to achieve short-term and long-term corporate goals that enhance stockholder value. Accordingly, our committee has adopted the following overriding policies:

  . pay compensation that is competitive with the practices of other leading high technology companies;

  . set challenging performance goals for our officers and various business units and provide compensation based upon achievement of these goals; and

  . align the interests of our officers with those of our stockholders by providing a significant portion of compensation in the form of stock options.

  Total Annual Compensation. We determine each officer's target total annual compensation (salary and bonus) after reviewing similar compensation information from approximately 20 companies in the high technology industry. These companies compete with Applied for executive talent and/or have revenues comparable to Applied's revenues. Applied's goal is to target base pay near the median level and total cash compensation above the median level of the surveyed companies if performance goals we specify are achieved.

  Senior Executive Bonus Plan. When setting bonuses for our named executive officers, our committee developed and approved specific performance targets. Fiscal 1999 bonuses for Mr. Morgan, Dr. Maydan, Mr. Bronson, Dr. Somekh, and Dr. Wang were paid pursuant to our Senior Executive Bonus Plan. Bonuses are paid under the bonus plan only if the performance goals that we set at the beginning of the fiscal year are achieved. Accordingly, the actual bonuses paid will vary depending on actual performance.

  We set performance goals that are linked to (1) annual revenue, (2) controllable profits, (3) earnings per share, (4) net income, (5) new orders,
(6) pro forma net income, (7) asset management, (8) customer satisfaction, (9) individual management by objective (MBO) goals, or (10) return on sales. For fiscal 1999, our committee chose two equally weighted performance goals: (1) growth in Applied's annual revenue, and (2) achievement of certain levels of return on sales; that is, Applied's net profit as a percentage of Applied's annual sales.

  Bonuses. Additionally, our committee sets target bonuses for each officer (other than named executive officers) based on his or her potential impact on Applied's operating and financial results. Target bonuses for business unit executives generally equal 65-85% of annual salary. Target bonuses for staff executives generally equal 50-65% of annual salary. The actual bonus that is paid to each officer depends on the achievement of business unit objectives and financial performance goals. The business unit objectives we set include both financial and operating goals including, for example, increasing profitability, customer satisfaction and market share.

  Each year, we adjust the performance goals in light of general business conditions and our corporate strategies for the year. For fiscal 1999, our committee directed Applied management to set performance targets for each officer using our compensation philosophy.

  Stock Options. Our committee strongly believes that stock options motivate our officers to maximize stockholder value and to remain employed with Applied despite a very competitive labor market. All Applied stock options have a per share exercise price equal to the fair market value of Applied's stock on the grant date.

  The number of options our committee grants to each officer and each option's vesting schedule are determined based on a variety of factors, including (1) the executive's position at Applied, (2) his or her individual performance,
(3) the number of options the executive already holds, and (4) other factors, including an estimate of the potential value of the options and independent stock compensation survey data. In fiscal 1999, our committee relied upon these factors to approve stock option grants for the named executive officers and other senior officers, and for any other individual grants of more than 25,000 shares (which number our committee changed to 30,000 shares at its September 10, 1999 meeting). All other grants were approved by our Chief Executive Officer, Mr. Morgan, after consulting with Human Resources, and using guidelines approved by our committee.

  Compensation of Chief Executive Officer. During fiscal 1999, Mr. Morgan received a salary of $778,542. In setting Mr. Morgan's target bonus under the bonus plan, our committee relied on the strong belief that Mr. Morgan, as Chief Executive Officer, significantly and directly influences Applied's overall performance. Accordingly, we set Mr. Morgan's target bonus for fiscal 1999 at 85% of his annual salary. Mr. Morgan's actual bonus was adjusted according to a formula our committee developed at the time we set the performance goals. This formula takes into account (1) growth in Applied's annual revenue, and (2) achievement of certain levels of return on sales, that is, Applied's net profit as a percentage of Applied's annual sales. In fiscal 1999, Applied's performance significantly exceeded the goals we set. Based on this performance, Mr. Morgan received a bonus of $1,268,000, which equaled approximately 163% of his fiscal 1999 salary.

  Tax Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code, Applied generally receives a federal income tax deduction for compensation paid to any of its named executive officers only if the compensation is less than $1 million during any fiscal year or is "performance-based" under Section 162(m). Both Applied's 1995 Equity Incentive Plan and the Senior Executive Bonus Plan permit our committee to pay compensation that is "performance-based" and thus fully tax-deductible by Applied. Our committee currently intends to continue seeking a tax deduction for all of Applied's executive compensation, to the extent we determine that it is in the best interests of Applied.

This report is submitted by the Compensation Committee.

                                          Herbert M. Dwight, Jr.
                                          Paul R. Low
                                          Alfred J. Stein

Compensation Committee Interlocks and Insider Participation

  During the fiscal year, none of Applied's executive officers served on the board of directors of any entities whose directors or officers serve on Applied's Compensation Committee. No current or past executive officers of Applied serve on our Compensation Committee.

Certain Relationships and Related Transactions

  Loans to Management. Dan Maydan served as Chairman of Applied Komatsu Technology, Inc. ("AKT"), a joint venture corporation 50% owned by Applied and 50% owned by Komatsu Ltd., a Japanese corporation, from December 1991 to October 1998. Pursuant to the AKT Executive Incentive Stock Purchase Plan, and consistent with the practices as to other AKT executives, in fiscal 1994, Applied and Komatsu Ltd. each lent Dr. Maydan $185,000 to purchase shares of non-voting convertible preferred stock of AKT. The terms of the loan between Dr. Maydan and Applied called for interest at the rate of 7.16% to be paid on an annual basis, with a balloon principal payment to be paid January 31, 2004. The loan was secured by the shares purchased.

  During fiscal 1999, the AKT Executive Incentive Stock Purchase Plan was terminated and Applied acquired a 100% interest in AKT. Accordingly, Dr. Maydan, similar to other AKT executives, sold his 106 shares in AKT to Applied and Komatsu Ltd. at the fair market value of $4,900 per share. The largest principal amount of Dr. Maydan's loan outstanding from each of Applied and Komatsu Ltd. during the fiscal year was $200,442. Applied and Komatsu Ltd. each offset the outstanding loan amount of $200,442 from the share aggregate value of $259,700 and each paid Dr. Maydan $59,258. At the close of fiscal 1999, we did not have any outstanding loans to any of our directors or executive officers.

                            STOCK PERFORMANCE GRAPH

  The following graph shows a five-year comparison of cumulative total return for Applied's stock, the Standard & Poor's 500 Composite Index and the Hambrecht & Quist Semiconductor Index (a published industry index), each of which assumes an initial value of $100 and reinvestment of dividends. The Hambrecht & Quist Index contains 40 companies in the semiconductor, semiconductor intellectual property and semiconductor equipment industries.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                        AMONG APPLIED MATERIALS, INC.,
                   THE HAMBRECHT & QUIST SEMICONDUCTOR INDEX
                             AND THE S&P 500 INDEX

                             [GRAPH APPEARS HERE]

                          10/30/94 10/29/95 10/27/96 10/26/97 10/25/98 10/31/99
                          -------- -------- -------- -------- -------- --------
Applied Materials, Inc...   100      188      103      256      261      691
Hambrecht & Quist
 Semiconductor Index.....   100      173      143      226      186      491
Standard & Poor's 500
 Index...................   100      125      154      210      242      312

ITEM 2--AMENDMENT TO THE CERTIFICATE OF INCORPORATION

  This section provides a summary of the proposal to approve the amendment to our Certificate of Incorporation.

  In December 1999, our Board of Directors approved a proposal to amend Applied's Certificate of Incorporation in order to increase the number of shares of common stock that Applied is authorized to issue from 1,100,000,000 shares to 2,500,000,000 shares.

  The affirmative vote of a majority of shares outstanding is required to approve the proposed amendment.

  The amendment will not affect the authorized number of shares of preferred stock (par value $.01 per share). The authorized number of shares of preferred stock is 1,000,000.

  Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock. The increase in authorized shares is necessary to enable Applied to reserve a sufficient number to meet all known requirements and to provide flexibility in the future for general corporate purposes such as stock dividends or splits, acquisitions, and issuances under stock option and other employee incentive programs. At present, Applied has no plans, agreements or understandings concerning the issuance or use of additional shares of common stock, other than (a) pursuant to our various employee benefit plans (for example, previously granted stock options) and (b) an agreement signed on January 12, 2000 to acquire Etec Systems, Inc. in connection with which transaction, if completed, Applied expects to issue approximately 14 million shares of its common stock.

  The proposed amendment would increase the number of shares of common stock which Applied is authorized to issue from 1,100,000,000 to 2,500,000,000. The additional 1,400,000,000 shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. The holders of common stock of Applied are not entitled to preemptive rights, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership interest. The holders of common stock of Applied are not entitled to cumulative voting.

  As of January 28, 2000, Applied had 386,486,616 shares of common stock issued and outstanding, and 713,513,384 shares of common stock authorized but unissued, of which 224,516 shares were held in the treasury of Applied.

  Any future issuance of additional authorized shares of common stock may, among other effects, have a dilution effect on earnings per share of common stock and on the equity and voting rights of stockholders at the time the additional authorized shares are issued.

  The Board unanimously recommends a vote to approve the amendment to the Certificate of Incorporation.

ITEM 3--AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN

  This section provides a summary of the terms of the 1995 Equity Incentive Plan and the proposal to approve the amended and restated plan.

  We are asking our stockholders to approve the amended and restated 1995 Equity Incentive Plan so that we can continue to use the plan to achieve Applied's goals and also continue to receive a federal income tax deduction for compensation paid under the plan. Our Board of Directors approved the amended and restated plan subject to approval from our stockholders at the meeting. Approval of the amended and restated plan requires the affirmative vote of a majority of shares that are present in person or by proxy at the meeting. If stockholders approve the amended and restated plan, it will replace the current version of the plan. Our named executive officers and non-employee directors have an interest in this proposal.

  The 1995 Equity Incentive Plan is unchanged (except in insignificant ways) since our stockholders last approved the plan at the 1998 Annual Meeting of Stockholders. The only change that we are proposing is to make an additional 19,100,000 of our shares available to be issued under the plan.

  We believe strongly that approval of the amended and restated plan is essential to our continued success. Our employees are our most valuable asset. Stock options are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Options also are crucial to our ability to motivate employees to achieve the Company's goals.

  Purpose. The 1995 Equity Incentive Plan is intended to promote the long-term success of Applied and increase stockholder value by attracting, motivating and retaining excellent employees, non-employee directors, and consultants who provide significant services to us. The plan also is intended to align the interests of plan participants with the interests of our stockholders by encouraging participants to own more of our stock.

  Eligibility. The Compensation Committee selects the employees and consultants who will be granted awards under the 1995 Equity Incentive Plan. The actual number of individuals who will receive an award cannot be determined in advance because the committee has discretion to select the participants. Our non-employee directors are not eligible to receive discretionary grants under the plan. Instead, they are automatically granted a predetermined number of non-qualified stock options each year that they serve on our Board.

  Types of Awards. The Compensation Committee is allowed to grant five types of awards under the 1995 Equity Incentive Plan: (1) stock options, (2) stock appreciation rights, (3) restricted stock awards, (4) performance share awards, and (5) performance unit awards. To date, the committee has granted only stock options under the plan. The committee currently intends to continue granting only stock options. However, we believe that we need to preserve our flexibility to grant other types of equity compensation awards in order to compete successfully for talented employees.

  Stock options. A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time (usually seven years). Under the 1995 Equity Incentive Plan, the Compensation Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not Applied, to more favorable tax treatment). To date the committee has granted only nonqualified stock options and currently expects to continue this policy.

  The exercise price of each stock option is set by the Compensation Committee but cannot be less than 100% of the fair market value (on the date of grant) of the stock covered by the option. An exception is made for options that Applied grants in substitution for options held by employees of companies that Applied acquires (in which case the exercise price preserves the economic value of the employee's cancelled stock option from his or her former employer).

  An option cannot be exercised until it becomes vested. The Compensation Committee establishes the vesting schedule at the time the option is granted. Vesting usually requires continued employment by the participant for a period of years. Stock options expire after a maximum of 10 years (potentially 13 years if the participant dies). The committee's current practice is to grant options that expire no later than seven years after grant.

  The exercise price of each option must be paid in full at the time of exercise. Payment may be made in cash or if the Compensation Committee permits, in shares of Applied's common stock that are already owned by the participant, or by any other means that provides legal consideration for the shares and is consistent with the plan's purpose.

  Stock appreciation rights. Stock appreciation rights ("SARs") are awards that give the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which Applied's stock price exceeds the exercise price. The exercise price cannot be less than 100% of the stock's fair market value on the date of grant. An SAR may be exercised only if it becomes vested based on the vesting schedule established by the Compensation Committee. SARs expire under the same rules that apply to options. No SARs have been granted under the plan and the committee currently expects that it will not grant SARs in the future.

  Restricted stock awards. Restricted stock awards are shares that vest based on a schedule established by the Compensation Committee. However, shares of restricted stock will not vest until at least three years after the date of grant absent unusual circumstances specified in the plan. The committee has not granted any restricted stock and currently does not expect to grant any in the future.

  Performance share and performance unit awards. Performance shares and performance units will result in a payment to the participant in cash or shares if the performance goals established by the Compensation Committee are achieved or the awards otherwise vest. No performance shares or performance units have been granted under the plan and the committee currently expects not to grant any in the future.

  Non-Employee Director Stock Options. Under the 1995 Equity Incentive Plan, our non-employee directors receive annual, automatic, non-discretionary grants of stock options. Non-employee directors are not eligible for any other awards under the plan.

  Each new non-employee director receives a stock option for 24,000 shares on the date he or she first becomes a director. Thereafter, each non-employee director also automatically receives an option for 10,000 shares on the last business day of each full fiscal year that he or she remains on our Board.

  All non-employee director options become vested (that is, exercisable) in four annual installments beginning one year after grant, assuming the director remains a member of the Board for the entire four-year period. If the director leaves the Board before the end of the four-year vesting period for a reason other than death or a qualifying retirement, the unvested shares will be forfeited, except as follows. For options granted after September 10, 1999, if the director dies, the option will become fully vested, and if the director retires, some or all of the shares will become fully vested, depending upon the director's length of service to Applied.

  Options granted to non-employee directors generally expire no later than five years after grant. However, an option may terminate even sooner if a director leaves the Board before the option's normal expiration date. If the director leaves for a reason other than death, total disability or retirement, he or she has seven months following the date of termination to exercise, and if the director leaves due to retirement or total disability, he or she has one year to exercise. However, the option may not be exercised later than the original expiration date. In the event of death, an option may be exercised for up to one year from the date of death, without regard to the original expiration date of the option.

  Administration, Amendment and Termination. The Compensation Committee administers the 1995 Equity Incentive Plan. Members of the committee must qualify as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, and as outside directors under Section 162(m) of the Internal Revenue Code (so that Applied can receive a federal tax deduction for certain compensation paid under the plan).

  Subject to the terms of the plan, the committee has sole discretion to:

  .  select the employees and consultants who will receive awards;

  . determine the terms and conditions of awards (for example, the exercise price and vesting schedule); and

  .  interpret the provisions of the plan.

  The Compensation Committee has delegated authority to Applied's Chairman to grant options to non-officer employees (but not more than 30,000 options in any year to any one person).

  The Board may amend or terminate the plan at any time and for any reason. However, future amendments will be submitted for stockholder approval if necessary or appropriate to continue the plan's compliance with Section 162(m) of the Internal Revenue Code.

  A total of 55,200,000 shares were previously reserved for issuance under the plan. As of January 28, 2000, XXXXXX shares were subject to options currently outstanding under the plan and XXXXXX shares remain available for new options or other awards.

  If an award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares. Also, if Applied experiences a stock dividend, reorganization or other change in its capital structure, the Compensation Committee has discretion to adjust the number of shares available under the plan, the formula for granting non-employee director options, the outstanding options and other awards, and the per person limits on grants, as appropriate to reflect the stock dividend or other change.

  Limited Transferability of Awards. Awards granted under the 1995 Equity Incentive Plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. In the future, Applied may permit limited transfers for the benefit of immediate family members to help with estate planning concerns.

  Options Granted to Certain Individuals and Groups. The number of options or other awards (if any) that an individual may receive under the 1995 Equity Incentive Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance. The following table sets forth the total number of shares of Applied's common stock subject to options granted under the plan to the listed persons and groups during fiscal 1999 and the average per share exercise price of the options.

     Options Granted to Certain Individuals and Groups in Last Fiscal Year

                                                  Number of    Average Per Share
         Name of Individual or Group           Options Granted Exercise Price(1)
         ---------------------------           --------------- -----------------
James C. Morgan..............................       280,000         $71.57
Dan Maydan...................................       240,000         $71.77
Joseph R. Bronson............................       180,000         $71.31
Sasson Somekh................................       180,000         $71.31
David N.K. Wang..............................       180,000         $71.31
All executive officers, as a group...........     1,060,000         $71.48
All directors who are not executive officers,
 as a group(2)...............................        42,000         $89.81
All employees who are not executive officers,
 as a group..................................    11,868,898         $66.95

--------
(1) All options were granted with a per share exercise price equal to 100% of the fair market value on the date of grant. On January 28, 2000, shares of Applied's common stock closed at $129.75 on the Nasdaq National Market.
(2) Pursuant to the 1995 Equity Incentive Plan's automatic, non-discretionary formula, each non-employee director received an option for 6,000 shares on October 29, 1999. An initial option grant of 24,000 shares of common stock was made to Mr. Miller on December 7, 1999, in conjunction with his appointment to the Board.

Federal Tax Aspects

  The following is a summary of the general federal income tax consequences to U.S. taxpayers and Applied of awards granted under the 1995 Equity Incentive Plan. Tax consequences for any particular individual may be different.

  Non-Qualified Stock Options and Stock Appreciation Rights. No taxable income is reportable when a non-qualified stock option or a stock appreciation right is granted. Upon exercise, the recipient will have ordinary income equal to the fair market value of the shares on the exercise date minus the exercise price. Any additional gain or loss upon the disposition of the stock will be capital gain or loss.

  Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for non-qualified stock options). If the recipient exercises the option and then sells the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the recipient exercises the option and sells the shares before the end of the two or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

  Restricted Stock, Performance Units and Performance Shares. A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

  Tax Effect for Applied. Applied generally will receive a tax deduction for any ordinary income recognized by a participant from an award under the 1995 Equity Incentive Plan (for example, the exercise of a non-qualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. However, we are able to preserve the deductibility of compensation over $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the plan, setting limits on the number of awards that any individual may receive and for awards other than options, establishing performance criteria that must be met before the award actually will vest or be paid. The plan has been designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m). For example, the plan limits of the number of shares that may be granted to any one participant in any one year as follows:

  .  350,000 shares under options;

  .  350,000 shares under stock appreciation rights;

  .  175,000 restricted shares; and

  . 175,000 performance share awards or performance units with an initial value not greater than $3 million.

  In addition, in setting the vesting schedule of an award, the Compensation Committee may provide that the award will vest only upon the achievement of objectives for one or more of:

  .  annual revenue,

  .  controllable profits,

  .  earnings per share,

  .  net income,

  .  new orders,

  .  pro forma net income,

  .  asset management,

  .  customer satisfaction,

  .  individual management by objective (MBO) goals, or

  .  return on sales.

  Each of these performance measures is defined in the plan. These are the same performance measures that the Compensation Committee may use under our Senior Executive Bonus Plan, which is discussed in more detail beginning on page 22.

  Summary. We believe strongly that approval of the amended and restated plan is essential to our continued success. Stock option grants constitute an important incentive for key employees of Applied and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that an increase in the number of shares authorized for issuance under the plan is essential for us to compete for talent in the very difficult labor market in which we operate.

  The Board unanimously recommends a vote to approve the amended and restated 1995 Equity Incentive Plan.

ITEM 4--AMENDED AND RESTATED SENIOR EXECUTIVE BONUS PLAN

  This section provides a summary of the terms of the Senior Executive Bonus Plan and the proposal to approve the amended and restated plan.

  We are asking stockholders to approve the amended and restated Senior Executive Bonus Plan so that Applied can continue to receive a federal income tax deduction for compensation paid under the plan. The Senior Executive Bonus Plan is unchanged (except in insignificant ways) since our stockholders last approved the plan at the 1995 Annual Meeting of Stockholders. Our Board of Directors approved the plan subject to approval from our stockholders at the meeting. Approval of the plan requires the vote of the majority of the Applied shares that are present in person or by proxy at the meeting. Our named executive officers have an interest in this proposal.

  Purpose. The purpose of the Senior Executive Bonus Plan is to motivate key executives to achieve Applied's strategic and financial goals and to perform to the best of their abilities. The plan accomplishes this by paying awards only after the achievement of the specified goals.

  The plan also is designed to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. Under Section 162(m), Applied may not receive a federal income tax deduction for compensation paid to Applied's Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million in any one year. However, if Applied pays compensation that is "performance-based" under Section 162(m), Applied still can receive a federal income deduction for the compensation even if it is more than $1 million during a single year. The plan allows Applied to pay incentive compensation that is performance-based and therefore fully tax-deductible on Applied's federal income tax return.

  Eligibility. The Compensation Committee selects the officers of Applied (and of our affiliates) who will be eligible to receive awards under the Senior Executive Bonus Plan. The actual number of officers who will be eligible to receive an award during any particular year cannot be determined in advance because the committee has discretion to select the participants. We currently expect that approximately five to eight officers will participate in the plan each year.

  Target Awards and Performance Goals. Each fiscal year, the Compensation Committee assigns each participant a target award and performance goal or goals that must be achieved before an award actually will be paid to the participant. The participant's target award is expressed as a percentage of his or her base salary at the end of the fiscal year. The performance goals require the achievement of objectives for one or more of:

  . annual revenue,

  . controllable profits,

  . earnings per share,

  . net income,

  . new orders,

  . pro forma net income,

  . asset management,

  . customer satisfaction,

  . individual management by objective (MBO) goals, or

  . return on sales.

  Awards for our 2000 fiscal year are based on two equally weighted performance goals: (1) growth in Applied's annual revenue, and (2) achievement of certain levels of return on sales (that is, net profit as a percentage of annual sales).

  Actual Awards. After the fiscal year ends, the Compensation Committee certifies in writing the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant's target award based on the level of actual performance attained. However, the Senior Executive Bonus Plan limits actual awards to a maximum of $3 million per person in any fiscal year, even if the formula otherwise indicates a larger award. In addition, the Compensation Committee has discretion to reduce (but not increase) the award determined by the formula.

  If a participant terminates employment before the end of the fiscal year in which the bonus is to be earned, the participant will not receive an award for that year (even if the performance goals actually are achieved). The only exception is that if termination of employment is due to retirement, disability or death, the Compensation Committee has discretion to pay out part or all of the award.

  Actual awards generally are paid in cash within two and one-half months after the fiscal year ends. However, the Compensation Committee instead may convert the cash payment into an equivalent amount of Applied shares that will be paid to the participant only if he or she remains employed for an additional period of time up to four years.

  Administration, Amendment and Termination. The Compensation Committee administers the Senior Executive Bonus Plan. Members of the committee must qualify as outside directors under Section 162(m). Subject to the terms of the plan, the committee has sole discretion to:

  .  select the officers who will receive awards;

  .  determine the target award for each participant;

  . determine the performance goals that must be achieved before any actual awards are paid;

  . determine a formula to increase or decrease an award to reflect actual performance versus the predetermined performance goals; and

  .  interpret the provisions of the plan.

  The Board may amend or terminate the plan at any time and for any reason. An amendment also will be submitted for stockholder approval if necessary to maintain the plan's compliance with Section 162(m).

  Awards Granted to Certain Officers. Awards under the Senior Executive Bonus Plan are determined based on actual performance, so future actual awards (if any) cannot now be determined. The following table sets forth the target awards that would be payable to the persons and groups shown below if the performance goals established by the Compensation Committee for our 2000 fiscal year are exactly 100% achieved. There is no assurance that the pre-established performance goals will be achieved and therefore there is no assurance that the target awards shown below (or any awards at all) will actually be paid.


                                                                     Fiscal
                                                                      2000
                                                                     Target
                      Name of Individual or Group                   Awards($)
                      ---------------------------                   ---------
     James C. Morgan...............................................   890,000
     Dan Maydan....................................................   750,000
     Joseph R. Bronson.............................................   500,000
     Sasson Somekh.................................................   500,000
     David N.K. Wang...............................................   500,000
     All executive officers, as a group............................ 3,140,000
     All directors who are not executive officers, as a group......         0(1)
     All employees who are not executive officers, as a group......         0(1)

--------
(1) Applied's non-employee directors and employees who are not officers are not eligible to participate in the Senior Executive Bonus Plan.

  The Board unanimously recommends a vote to approve the amended and restated Senior Executive Bonus Plan.

                               OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires Applied's directors and executive officers, and holders of more than 10% of Applied's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Applied. Such officers, directors and 10% stockholders are required by SEC regulation to furnish Applied with copies of all Section 16(a) forms they file.

  SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the fiscal year, all Section 16(a) filing requirements were satisfied on a timely basis.

Relationship with Independent Public Accountants

  The firm of independent accountants recommended by the Audit and Finance Committee and selected by the Board of Directors for fiscal 2000 is PricewaterhouseCoopers LLP. The Board of Directors expects that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.

No Incorporation By Reference

  In Applied's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the performance graph on page 16 of this proxy statement and the "Compensation Committee Report" on page 11 specifically are not incorporated by reference into any other filings with the SEC.

  This proxy statement is sent to you as part of the proxy materials for the 2000 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of Applied's stock.

Stockholder Proposals--2001 Annual Meeting

  Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules and Applied's Bylaws. If you would like us to consider including a proposal in our proxy statement next year, you must deliver it to our offices on or before October 20, 2000. If you intend to submit a proposal at the 2001 Annual Meeting of Stockholders but do not intend to include the proposal in our proxy statement for this meeting, you must provide appropriate notice to us on or before January 4, 2001. Our Bylaws contain specific requirements regarding a stockholder's ability to nominate a director or to submit a proposal for consideration at an upcoming meeting. If you would like a copy of the requirements contained in our Bylaws, please contact:


Donald A. Slichter
Corporate Secretary
Applied Materials, Inc.
2881 Scott Boulevard, M/S 2068
Santa Clara, California 95050

                                                                      APPENDIX A



                            APPLIED MATERIALS, INC.

                           1995 EQUITY INCENTIVE PLAN

                          (As proposed to be amended)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 SECTION 1--BACKGROUND, PURPOSE AND DURATION............................... A-1
    1.1  Background and Effective Date....................................  A-1
    1.2  Purpose of the Plan..............................................  A-1
 SECTION 2--DEFINITIONS.................................................... A-1
    2.1  "1934 Act".......................................................  A-1
    2.2  "Affiliate"......................................................  A-1
    2.3  "Affiliated SAR".................................................  A-1
    2.4  "Annual Revenue".................................................  A-1
    2.5  "Award"..........................................................  A-1
    2.6  "Award Agreement"................................................  A-1
    2.7  "Board" or "Board of Directors"..................................  A-1
    2.8  "Code"...........................................................  A-2
    2.9  "Committee"......................................................  A-2
    2.10 "Company" means Applied Materials, Inc...........................  A-2
    2.11 "Consultant".....................................................  A-2
    2.12 "Controllable Profits"...........................................  A-2
    2.13 "Customer Satisfaction MBOs".....................................  A-2
    2.14 "Director".......................................................  A-2
    2.15 "Disability".....................................................  A-2
    2.16 "Earnings Per Share".............................................  A-2
    2.17 "Employee".......................................................  A-2
    2.18 "ERISA"..........................................................  A-2
    2.19 "Exercise Price".................................................  A-2
    2.20 "Fair Market Value"..............................................  A-2
    2.21 "Fiscal Year"....................................................  A-2
    2.22 "Freestanding SAR"...............................................  A-3
    2.23 "Grant Date".....................................................  A-3
    2.24 "Incentive Stock Option".........................................  A-3
    2.25 "Individual MBOs"................................................  A-3
    2.26 "Net Income".....................................................  A-3
    2.27 "New Orders".....................................................  A-3
    2.28 "Nonemployee Director"...........................................  A-3
    2.29 "Nonqualified Stock Option"......................................  A-3
    2.30 "Option".........................................................  A-3
    2.31 "Participant"....................................................  A-3
    2.32 "Performance Goals"..............................................  A-3
    2.33 "Performance Share"..............................................  A-3
    2.34 "Performance Unit"...............................................  A-3
    2.35 "Period of Restriction"..........................................  A-3
    2.36 "Plan"...........................................................  A-3
    2.37 "Pro Forma Net Income"...........................................  A-4
    2.38 "Restricted Stock"...............................................  A-4
    2.39 "Retirement".....................................................  A-4
    2.40 "Return on Designated Assets"....................................  A-4
    2.41 "Return on Sales"................................................  A-4
    2.42 "Rule 16b-3".....................................................  A-4
    2.43 "Section 16 Person"..............................................  A-4

                                                                            Page
                                                                            ----
    2.44 "Shares".........................................................   A-4
    2.45 "Stock Appreciation Right" or "SAR"..............................   A-4
    2.46 "Subsidiary".....................................................   A-4
    2.47 "Tandem SAR".....................................................   A-4
    2.48 "Termination of Service".........................................   A-4
 SECTION 3--ADMINISTRATION.................................................  A-5
    3.1  The Committee....................................................   A-5
    3.2  Authority of the Committee.......................................   A-5
    3.3  Delegation by the Committee......................................   A-5
    3.4  Nonemployee Director Options.....................................   A-5
    3.5  Decisions Binding................................................   A-5
 SECTION 4--SHARES SUBJECT TO THE PLAN.....................................  A-5
    4.1  Number of Shares.................................................   A-5
    4.2  Lapsed Awards....................................................   A-5
    4.3  Adjustments in Awards and Authorized Shares......................   A-5
 SECTION 5--STOCK OPTIONS..................................................  A-6
    5.1  Grant of Options.................................................   A-6
    5.2  Award Agreement..................................................   A-6
    5.3  Exercise Price...................................................   A-6
    5.4  Expiration of Options............................................   A-6
    5.5  Exercisability of Options........................................   A-7
    5.6  Payment..........................................................   A-7
    5.7  Restrictions on Share Transferability............................   A-7
    5.8  Certain Additional Provisions for Incentive Stock Options........   A-7
 SECTION 6--STOCK APPRECIATION RIGHTS......................................  A-8
    6.1  Grant of SARs....................................................   A-8
    6.2  Exercise of Tandem SARs..........................................   A-8
    6.3  Exercise of Affiliated SARs......................................   A-8
    6.4  Exercise of Freestanding SARs....................................   A-8
    6.5  SAR Agreement....................................................   A-8
    6.6  Expiration of SARs...............................................   A-8
    6.7  Payment of SAR Amount............................................   A-9
 SECTION 7--RESTRICTED STOCK...............................................  A-9
    7.1  Grant of Restricted Stock........................................   A-9
    7.2  Restricted Stock Agreement.......................................   A-9
    7.3  Transferability..................................................   A-9
    7.4  Other Restrictions...............................................   A-9
    7.5  Removal of Restrictions..........................................  A-10
    7.6  Voting Rights....................................................  A-10
    7.7  Dividends and Other Distributions................................  A-10
    7.8  Return of Restricted Stock to Company............................  A-10
 SECTION 8--PERFORMANCE UNITS AND PERFORMANCE SHARES....................... A-10
    8.1  Grant of Performance Units/Shares................................  A-10
    8.2  Value of Performance Units/Shares................................  A-10
    8.3  Performance Objectives and Other Terms...........................  A-10
    8.4  Earning of Performance Units/Shares..............................  A-11
    8.5  Form and Timing of Payment of Performance Units/Shares...........  A-11

                                                                            Page
                                                                            ----
    8.6  Cancellation of Performance Units/Shares.........................  A-11
 SECTION 9--NONEMPLOYEE DIRECTOR OPTIONS................................... A-11
    9.1  Granting of Options..............................................  A-11
    9.2  Terms of Options.................................................  A-11
 SECTION 10--MISCELLANEOUS................................................. A-13
    10.1 Deferrals........................................................  A-13
    10.2 No Effect on Employment or Service...............................  A-13
    10.3 Participation....................................................  A-13
    10.4 Indemnification..................................................  A-13
    10.5 Successors.......................................................  A-13
    10.6 Beneficiary Designations.........................................  A-13
    10.7 Nontransferability of Awards.....................................  A-13
    10.8 No Rights as Stockholder.........................................  A-14
 SECTION 11--AMENDMENT, TERMINATION, AND DURATION.......................... A-14
    11.1 Amendment, Suspension, or Termination............................  A-14
    11.2 Duration of the Plan.............................................  A-14
 SECTION 12--TAX WITHHOLDING............................................... A-14
    12.1 Withholding Requirements.........................................  A-14
    12.2 Withholding Arrangements.........................................  A-14
 SECTION 13--LEGAL CONSTRUCTION............................................ A-15
    13.1 Gender and Number................................................  A-15
    13.2 Severability.....................................................  A-15
    13.3 Requirements of Law..............................................  A-15
    13.4 Securities Law Compliance........................................  A-15
    13.5 Governing Law....................................................  A-15
    13.6 Captions.........................................................  A-15

                            APPLIED MATERIALS, INC.

                          1995 EQUITY INCENTIVE PLAN

  APPLIED MATERIALS, INC., hereby adopts the Applied Materials, Inc. 1995 Equity Incentive Plan, effective as of December 7, 1994, as follows:

                                   SECTION 1

                       BACKGROUND, PURPOSE AND DURATION

  1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of December 7, 1994, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1995 Annual Meeting of Stockholders. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

  1.2 Purpose of the Plan. The Plan is intended to attract, motivate, and retain (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company's shareholders.

                                   SECTION 2

                                  DEFINITIONS

  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

  2.3 "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

  2.4 "Annual Revenue" means the Company's or a business unit's net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

  2.5 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

  2.6 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

  2.7 "Board" or "Board of Directors" means the Board of Directors of the Company.

  2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.9 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

  2.10 "Company" means Applied Materials, Inc. , a Delaware corporation, or any successor thereto. With respect to the definitions of the Performance Goals, the Committee may determine that "Company" means Applied Materials, Inc. and its consolidated subsidiaries.

  2.11 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

  2.12 "Controllable Profits" means as to any Fiscal Year, a business unit's Annual Revenue minus (a) cost of sales, (b) research, development, and engineering expense, (c) marketing and sales expense, (d) general and administrative expense, (e) extended receivables expense, and (f) shipping requirement deviation expense.

  2.13 "Customer Satisfaction MBOs" means as to any Participant, the objective and measurable individual goals set by a "management by objectives" process and approved by the Committee, which goals relate to the satisfaction of external or internal customer requirements.

  2.14 "Director" means any individual who is a member of the Board of Directors of the Company.

  2.15 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

  2.16 "Earnings Per Share" means as to any Fiscal Year, the Company's Net Income or a business unit's Pro Forma Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding.

  2.17 "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

  2.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

  2.19 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

  2.20 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

  2.21 "Fiscal Year" means the fiscal year of the Company.

  2.22 "Freestanding SAR" means a SAR that is granted independently of any Option.

  2.23 "Grant Date" means, with respect to an Award, the date that the Award was granted.

  2.24 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

  2.25 "Individual MBOs" means as to a Participant, the objective and measurable goals set by a "management by objectives" process and approved by the Committee (in its discretion).

  2.26 "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

  2.27 "New Orders" means as to any Fiscal Year, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company's Order Recognition Policy.

  2.28 "Nonemployee Director" means a Director who is an employee of neither the Company nor of any Affiliate.

  2.29 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

  2.30 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

  2.31 "Participant" means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

  2.32 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue,
(b) Controllable Profits, (c) Customer Satisfaction MBOs, (d) Earnings Per Share, (e) Individual MBOs, (f) Net Income, (g) New Orders, (h) Pro Forma Net Income, (i) Return on Designated Assets, and (j) Return on Sales. The Performance Goals may differ from Participant to Participant and from Award to Award.

  2.33 "Performance Share" means an Award granted to a Participant pursuant to
Section 8.

  2.34 "Performance Unit" means an Award granted to a Participant pursuant to
Section 8.

  2.35 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion. Notwithstanding any contrary provision of the Plan, each Period of Restriction shall have a duration of not less than three years from the Grant Date unless otherwise approved by the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders, or unless approved by the Committee at its discretion solely by reason of death, Disability, Retirement or major capital change.

  2.36 "Plan" means the Applied Materials, Inc. 1995 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

  2.37 "Pro Forma Net Income" means as to any business unit for any Fiscal Year, the Controllable Profits of such business unit, minus allocations of designated corporate expenses.

  2.38 "Restricted Stock" means an Award granted to a Participant pursuant to
Section 7.

  2.39 "Retirement" means, in the case of an Employee, a Termination of Service by an Employee who at the time of the Termination has both (a) attained at least age 60, and (b) completed at least 10 Years of Service. For this purpose, "Years of Service" means the number of full months from the Employee's latest hire date with the Company or an Affiliate to the date in question, divided by 12. The Employee's latest hire date shall be determined after giving effect to the non-401(k) Plan principles of North American Human Resources Policy No. 2-06, Re-Employment of Former Employees/Bridging of Service, as such Policy may be amended or superseded from time to time. Notwithstanding the preceding, in the case of any Option granted to any Employee prior to December 10, 1998, "Retirement" means a Termination of Service by reason of the Employee's retirement at or after his or her normal retirement date under the Applied Materials, Inc. Employee Savings and Retirement Plan, or any successor plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Nonemployee Director, "Retirement" means termination of service on the Board at or after age 65.

  2.40 "Return on Designated Assets" means as to any Fiscal Year, the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

  2.41 "Return on Sales" means as to any Fiscal Year, the percentage equal to the Company's Net Income or the business unit's Pro Forma Net Income, divided by the Company's or the business unit's Annual Revenue.

  2.42 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

  2.43 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

  2.44 "Shares" means the shares of common stock of the Company.

  2.45 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 7 is designated as an SAR.

  2.46 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  2.47 "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

  2.48 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate.

                                   SECTION 3

                                ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) "disinterested persons" under Rule 16b-3, and
(b) "outside directors" under section 162(m) of the Code.

  3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

  3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or
(b) in any way which would jeopardize the Plan's qualification under section 162(m) of the Code or Rule 16b-3.

  3.4 Nonemployee Director Options. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

  3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4

                          SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 74,200,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

  4.2 Lapsed Awards. If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem
SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

  4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1, and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5

                                 STOCK OPTIONS

  5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 350,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

  5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

  5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

   5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

   5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

   5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

  5.4 Expiration of Options

   5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

    (a) The date for termination of the Option set forth in the written Award Agreement; or

    (b) The expiration of ten (10) years from the Grant Date; or

    (c) The expiration of one (1) year from the date of the Optionee's Termination of Service for a reason other than the Optionee's death, Disability or Retirement; or

    (d) The expiration of three (3) years from the date of the Optionee's Termination of Service by reason of Disability; or

    (e) The expiration of three (3) years from the date of the Optionee's Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

   5.4.2 Death of Optionee. Notwithstanding Section 5.4.1, if an Optionee dies prior to the expiration of his or her options, the Committee, in its discretion, may provide that his or her options shall be exercisable for up to three (3) years after the date of death.

   5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

  5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

  5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

  5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

  5.8 Certain Additional Provisions for Incentive Stock Options

   5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

   5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and
(b) the Award Agreement or the Committee permit later exercise.

   5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

   5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                                   SECTION 6

                           STOCK APPRECIATION RIGHTS

  6.1 Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

   6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 350,000 Shares.

   6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall an SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

  6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and
(c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

  6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

  6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

  6.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  6.6 Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

  6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

    (b) The number of Shares with respect to which the SAR is exercised.

  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

                                   SECTION 7

                               RESTRICTED STOCK

  7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall receive more than 175,000 Shares of Restricted Stock.

  7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

  7.3 Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. However, in no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

  7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

   7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

   7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Code section 162(m) (e.g., in determining the Performance Goals).

   7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Applied

Materials, Inc. 1995 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Applied Materials, Inc."

  7.5 Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. Subject to the minimum Period of Restriction specified in Section 2.35, the Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

  7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

  7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

  7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8

                   PERFORMANCE UNITS AND PERFORMANCE SHARES

  8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $3,000,000, and (b) no Participant shall receive more than 175,000 Performance Shares.

  8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

  8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period." Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

   8.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

   8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units/Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units/Shares to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units/Shares which are intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/Shares under Code section 162(m) (e.g., in determining the Performance Goals).

  8.4 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share; provided, however, that Performance Periods of Awards granted to
Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

  8.5 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

  8.6 Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 9

                          NONEMPLOYEE DIRECTOR OPTIONS

  The provisions of this Section 9 are applicable only to Options granted to Nonemployee Directors. The provisions of Section 5 are applicable to Options granted to Employees and Consultants (and to the extent provided in Section 9.2.8, to Nonemployee Director Options).

  9.1 Granting of Options

   9.1.1 Initial Grants. Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of this Plan, automatically shall receive, as of the date that the individual first is appointed or elected as a Nonemployee Director, an Option to purchase 24,000 Shares.

   9.1.2 Ongoing Grants. Each Nonemployee Director who both (a) is a Nonemployee Director on the last business day of a Fiscal Year, and (b) has served as a Nonemployee Director for the entire Fiscal Year which includes such last business day, automatically shall receive, as of such last business day only, an Option to purchase 10,000 Shares.

  9.2 Terms of Options

   9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company.

   9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

   9.2.3 Exercisability. Each Option granted pursuant to Section 9.1.1 shall become exercisable as to 7,200 Shares on the first anniversary of the Grant Date, as to an additional 6,600 Shares on the second anniversary of the Grant Date, as to an additional 6,000 Shares on the third anniversary of the Grant Date, and as to the remaining 4,200 Shares on the fourth anniversary of the Grant Date. Each Option granted pursuant to Section 9.1.2 shall become exercisable as to 2,500 Shares on the first anniversary of the Grant Date, and as to an additional 2,500 Shares on each succeeding anniversary until 100% of the Shares subject to such Option have become exercisable. Notwithstanding the preceding, once an Optionee ceases to be a Director, his or her Options which are not then exercisable shall never become exercisable and shall be immediately forfeited, except to the limited extent provided in the Sections
9.2.4 and 9.2.6.

   9.2.4 Retirement of Director. In the event that the Optionee completes at least 10 years of continuous service on the Board and then incurs a Termination of Service due to Retirement, the right to exercise all or a portion of any shares subject to his or her Options that remain unexercisable immediately prior to such Retirement shall accrue on the date on of Retirement in accordance with the following rules. If the Optionee has less than 15 years of service as of the date of his or her Retirement, 50% of the shares that otherwise would have vested during the 12 months immediately following the Retirement (had the Optionee remained a Nonemployee Director throughout such 12 month period) shall accrue on the Retirement date. If the Optionee has at least 15 (but less than 20) years of service as of the date of the Retirement, 100% of the shares that otherwise would have vested during the 12 months immediately following the Retirement (had the Optionee remained a Nonemployee Director throughout such 12 month period) shall accrue on the Retirement date. If the Optionee has at least 20 (but less than 25) years of service as of the date of the Retirement, (a) 100% of the shares that otherwise would have vested during the 12 months immediately following the Retirement (had the Optionee remained a Nonemployee Director throughout such 12 month period) shall accrue on the Retirement date, and (b) 50% of the shares that otherwise would have vested during the second 12 months following the Retirement (had the Optionee remained a Nonemployee Director throughout such 12 month period) shall accrue on the Retirement date. If the Optionee has at least 25 years of service as of the date of the Retirement, 100% of the shares that otherwise would have vested during the 24 months immediately following the Retirement (had the Optionee remained a Nonemployee Director throughout such 24 month period) shall accrue on the Retirement date.

   9.2.5 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

    (a) The expiration of five (5) years from the Grant Date; or

    (b) The expiration of seven (7) months from the date of the Optionee's termination of service as a Director for any reason other than the Optionee's death, Disability or Retirement; or

    (c) The expiration of one (1) year from the date of the Optionee's termination of service by reason of Disability or Retirement.

   9.2.6 Death of Director. Notwithstanding Section 9.2.5, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.5, then (a) 100% of the shares covered by his or her Options shall immediately become 100% exercisable, and (b) his or her Options shall terminate one (1) year after the date of his or her death.

   9.2.7 Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

   9.2.8 Other Terms. All provisions of the Plan not inconsistent with this
Section 9 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

                                   SECTION 10

                                 MISCELLANEOUS

  10.1 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

  10.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

  10.3 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

  10.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

  10.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

  10.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

  10.7 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, (1) transfer a Nonqualified Stock Option to a Participant's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (2) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to
(a) a member or members of the Participant's immediate family, (b) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant's immediate family, (c) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant's immediate family, or (d) a foundation in which the Participant an/or member(s) of the Participant's immediate family control the management of the foundation's assets.

  10.8 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

                                   SECTION 11

                      AMENDMENT, TERMINATION, AND DURATION

  11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions of
Section 9 regarding the formula for determining the amount, exercise price, and timing of Nonemployee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code or ERISA. (ERISA is inapplicable to the Plan.) The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

  11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after December 6, 2004.

                                   SECTION 12

                                TAX WITHHOLDING

  12.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

  12.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 13

                               LEGAL CONSTRUCTION

  13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  13.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

  13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

  IN WITNESS WHEREOF, Applied Materials, Inc., by its duly authorized officer, has executed this working copy of the Plan on the date indicated below.

                                          APPLIED MATERIALS, INC.

Dated:     , 1999                         By:
                                            Title: Secretary

                                                                      APPENDIX B



                            APPLIED MATERIALS, INC.

                          SENIOR EXECUTIVE BONUS PLAN

                        (November 18, 1999 Restatement)

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 SECTION 1--ESTABLISHMENT AND PURPOSE.....................................  B-1

 1.1  Purpose............................................................   B-1
 1.2  Effective Date.....................................................   B-1

 SECTION 2--DEFINITIONS...................................................  B-1

 2.1  "Actual Award".....................................................   B-1
 2.2  "Annual Revenue"...................................................   B-1
 2.3  "Base Salary"......................................................   B-1
 2.4  "Board"............................................................   B-1
 2.5  "Code".............................................................   B-1
 2.6  "Committee"........................................................   B-1
 2.7  "Company"..........................................................   B-2
 2.8  "Controllable Profits".............................................   B-2
 2.9  "Customer Satisfaction MBOs".......................................   B-2
 2.10 "Determination Date"...............................................   B-2
 2.11 "Disability".......................................................   B-2
 2.12 "Earnings Per Share"...............................................   B-2
 2.13 "Individual MBOs"..................................................   B-2
 2.14 "Maximum Award"....................................................   B-2
 2.15 "Net Income".......................................................   B-2
 2.16 "New Orders".......................................................   B-2
 2.17 "Participant"......................................................   B-2
 2.18 "Payout Formula"...................................................   B-2
 2.19 "Performance Goals"................................................   B-2
 2.20 "Plan Year"........................................................   B-2
 2.21 "Pro Forma Net Income".............................................   B-2
 2.22 "Retirement".......................................................   B-3
 2.23 "Return on Designated Assets"......................................   B-3
 2.24 "Return on Sales"..................................................   B-3
 2.25 "Target Award".....................................................   B-3

 SECTION 3--SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS.........  B-3

 3.1  Selection of Participants..........................................   B-3
 3.2  Determination of Performance Goals.................................   B-3
 3.3  Determination of Target Awards ....................................   B-3
 3.4  Determination of Payout Formula or Formulae........................   B-3
 3.5  Determination of Actual Awards.....................................   B-3

 SECTION 4--PAYMENT OF AWARDS.............................................  B-4

 4.1  Right to Receive Payment...........................................   B-4
 4.2  Timing of Payment..................................................   B-4
 4.3  Form of Payment....................................................   B-4
 4.4  Payment in the Event of Death......................................   B-4

 SECTION 5--ADMINISTRATION................................................  B-4

 5.1  Committee is the Administrator.....................................   B-4
 5.2  Committee Authority................................................   B-4
 5.3  Tax Withholding....................................................   B-4

                                                                            Page
                                                                            ----

 SECTION 6--GENERAL PROVISIONS............................................. B-4

 6.1 Nonassignability.....................................................  B-4
 6.2 No Effect on Employment..............................................  B-4
 6.3 No Individual Liability..............................................  B-5
 6.4 Severability; Governing Law..........................................  B-5
 6.5 Affiliates of the Company............................................  B-5

 SECTION 7--AMENDMENT AND TERMINATION...................................... B-5

 7.1 Amendment and Termination............................................  B-5

 SECTION 8--EXECUTION...................................................... B-5

                            APPLIED MATERIALS, INC.

                          SENIOR EXECUTIVE BONUS PLAN

                        (November 18, 1999 Restatement)

                                   SECTION 1

                           ESTABLISHMENT AND PURPOSE

  1.1 Purpose. Applied Materials, Inc. having established the Applied Materials, Inc. Senior Executive Bonus Plan (the "Plan") effective as of September 23, 1994, hereby amends and restates the Plan, effective as of November 18, 1999, as follows. The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (a) to perform to the best of their abilities, and (b) to achieve the Company's objectives. The Plan's goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company and its individual business units. The plan is intended to qualify as performance-based compensation under Code Section 162(m).

  1.2 Effective Date. The Plan is effective as of November 18, 1999. The Plan is subject to the approval of a majority of the shares of the Company's common stock that are present in person or by proxy and entitled to vote at the 2000 Annual Meeting of Stockholders. As long as the Plan remains in effect, it shall be resubmitted to shareholders as necessary to enable the Plan to continue to qualify as performance-based compensation under Code Section 162(m).

                                   SECTION 2

                                  DEFINITIONS

  The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

  2.1 "Actual Award" means as to any Plan Year, the actual (if any) payable to a Participant for the Plan Year. Each Actual Award is determined by the Payout Formula for the Plan Year, subject to the Committee's authority under Section
3.5 to reduce the award otherwise determined by the Payout Formula.

  2.2 "Annual Revenue" means the Company's or business unit's net sales for the Plan Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to each Determination Date, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants

  2.3 "Base Salary" means as to any Plan Year, 100% of the Participant's annualized salary rate on the last day of the Plan Year. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

  2.4 "Board" means the Company's Board of Directors.

  2.5 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

  2.6 "Committee" means the committee appointed by the Board to administer the Plan. The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an "outside director" under Code Section 162(m).

  2.7 "Company" means Applied Materials, Inc. , a Delaware corporation.

  2.8 "Controllable Profits" means as to any Plan Year, a business unit's Annual Revenue minus (a) cost of sales, (b) research, development, and engineering expense, (c) marketing and sales expense, (d) general and administrative expense, (e) extended receivables expense, and (f) shipping requirement deviation expense.

  2.9 "Customer Satisfaction MBOs" means as to any Participant for any Plan Year, the objective and measurable individual goals set by a "management by objectives" process and approved by the Committee, which goals relate to the satisfaction of external or internal customer requirements.

  2.10 "Determination Date" means as to any Plan Year, (a) the first day of the Plan Year, or (b) if later, the latest date possible which will not jeopardize the Plan's qualification as performance-based compensation under Code Section 162(m).

  2.11 "Disability" means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

  2.12 "Earnings Per Share" means as to any Plan Year, the Company's Net Income or a business unit's Pro Forma Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding.

  2.13 "Individual MBOs" means as to a Participant for any Plan Year, the objective and measurable goals set by a "management by objectives" process and approved by the Committee (in its discretion).

  2.14 "Maximum Award" means as to any Participant for any Plan Year, $3 million. The Maximum Award is the maximum amount which may be paid to a participant for any Plan Year.

  2.15 "Net Income" means as to any Plan Year, the income after taxes of the Company and its consolidated subsidiaries for the Plan Year determined in accordance with generally accepted accounting principles, provided that prior to the Determination Date, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

  2.16 "New Orders" means as to any Plan Year, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company's Order Recognition Policy.

  2.17 "Participant" means as to any Plan Year, an officer of the Company who has been selected by the Committee for participation in the Plan for that Plan Year.

  2.18 "Payout Formula" means as to any Plan Year, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

  2.19 "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Plan Year. As determined by the Committee, the Performance Goals applicable to each Participant shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Controllable Profits, (c) Customer Satisfaction MBOs, (d) Earnings Per Share,
(e) Individual MBOs, (f) Net Income, (g) New Orders, (h) Pro Forma Net Income,
(i) Return on Designated Assets, and (j) Return on Sales. The Performance Goals may differ from Participant to Participant.

  2.20 "Plan Year" means the 1995 fiscal year of the Company and each succeeding fiscal year of the Company.

  2.21 "Pro Forma Net Income" means as to any business unit for any Plan Year, the Controllable Profits of such business unit, minus allocations of corporate taxes, interest, and other expenses.

  2.22 "Retirement" means, with respect to any Participant, a termination of his or her employment with the Company and all affiliates pursuant to any mandatory executive retirement program adopted by the Company.

  2.23 "Return on Designated Assets" means as to any Plan Year, the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

  2.24 "Return on Sales" means as to any Plan Year, the percentage equal to the Company's Net Income or the business unit's Pro Forma Net Income, divided by the Company's or the business unit's Annual Revenue.

  2.25 "Target Award" means the target award payable under the Plan to a Participant for the Plan Year, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

                                   SECTION 3

             SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

  3.1 Selection of Participants. On or prior to the Determination Date, the Committee, in its sole discretion, shall select the officers of the Company who shall be Participants for the Plan Year. In selecting Participants, the Committee shall choose officers who are likely to have a significant impact on the performance of the Company. Participation in the Plan is in the sole discretion of the Committee, and on a Plan Year by Plan Year basis. Accordingly, an officer who is a Participant for a given Plan Year in no way is guaranteed or assured of being selected for participation in any subsequent Plan Year or Years.

  3.2 Determination of Performance Goals. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Plan Year. Such Performance Goals shall be set forth in writing.

  3.3 Determination of Target Awards. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant's Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

  3.4 Determination of Payout Formula or Formulae. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing,
(b) be based on a comparison of actual performance to the Performance Goals,
(c) provide for the payment of a Participant's Target Award if the Performance Goals for the Plan Year are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant's Actual Award under the Plan may exceed his or her Maximum Award.

  3.5 Determination of Actual Awards. After the end of each Plan Year, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Plan Year were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, (a) the Committee, in its sole discretion, may eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) if a Participant terminates employment with the Company prior to the end of a Plan Year for a reason other than Retirement, Disability or death, he or she shall not be entitled to the payment of an Actual Award for the Plan Year.

                                   SECTION 4

                               PAYMENT OF AWARDS

  4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

  4.2 Timing of Payment. Payment of each Actual Award shall be made within two and one-half calendar months after the end of the Plan Year during which the Award was earned.

  4.3 Form of Payment. Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in restricted stock granted under the Company's 1995 Equity Incentive Plan. The number of shares granted shall be determined by dividing the cash amount foregone by the fair market value of a share on the date that the cash payment otherwise would have been made. For this purpose, "fair market value" shall mean the closing price on the NASDAQ/National Market for the day in question. Any restricted stock so awarded shall vest over a period of not more than four years, subject to acceleration for termination of employment due to death, Disability, or Retirement.

  4.4 Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death for a prior Plan Year, the Award shall be paid to his or her estate.

                                   SECTION 5

                                ADMINISTRATION

  5.1 Committee is the Administrator. The Plan shall be administered by the Committee.

  5.2 Committee Authority. The Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan, consistent with qualification of the Plan as performance-based compensation under Code Section 162(m). Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all persons, and shall be given the maximum deference permitted by law.

  5.3 Tax Withholding. The Company shall withhold all applicable taxes from any payment, including any federal, FICA, state, and local taxes.

                                   SECTION 6

                              GENERAL PROVISIONS

  6.1 Nonassignability. A Participant shall have no right to assign or transfer any interest under this Plan.

  6.2 No Effect on Employment. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other rights upon any Participant for the continuation of his or her employment for any Plan Year or any other period. Employment with the Company is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Plan Year such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

  6.3 No Individual Liability. No member of the Committee or the Board, or any officer of the Company, shall be liable for any determination, decision or action made in good faith with respect to the Plan or any award under the Plan.

  6.4 Severability; Governing Law. If any provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision had been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of California, with the exception of California's conflict of laws provisions.

  6.5 Affiliates of the Company. Requirements referring to employment with the Company or payment of awards may, in the Committee's discretion, be performed through the Company or any affiliate of the Company.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

  7.1 Amendment and Termination. The Board may amend or terminate the Plan at any time and for any reason; provided, however, that if and to the extent required to ensure the Plan's qualification under Code Section 162(m), any such amendment shall be subject to stockholder approval.

                                   SECTION 8

                                   EXECUTION

  IN WITNESS WHEREOF, Applied Materials, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                          APPLIED MATERIALS, INC.

Dated:             , 1999                 By __________________________________
                                            Title:

         --                                                        --



PRELIMINARY                                                          PRELIMINARY
   PROXY                                                                PROXY
                            APPLIED MATERIALS, INC.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MARCH 21, 2000.
             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints James C. Morgan and Donald A. Slichter, or either of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Applied Materials, Inc. to be held on Tuesday, March 21, 2000, at 2:00 p.m., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the items set forth on the reverse side and upon such other business as may properly come before such meeting and any adjournment or postponement thereof:

    STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 (Continued and to be signed on reverse side.)

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

         --                                                        --


                         APPLIED MATERIALS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  0





 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED PROPOSALS.


1. ELECTION OF DIRECTORS                                                                                              For All
   M. Armacost, D. Coleman, H. Dwight, P. Gerdine, T. Kawanishi, P. Low,                           For    Withheld    Except
   D. Maydan, S. Miller, J. Morgan, S. Shih                                                         O        O          O
   INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.
   ____________________________________________________________________________
   ____________________________________________________________________________

2. TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE                     For    Against    Abstain
   NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 1,100,000,000                      O        O          O
   TO 2,500,000,000

3. TO APPROVE THE AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN.                                 For    Against    Abstain
                                                                                                    O        O          O

4. TO APPROVE THE AMENDED AND RESTATED SENIOR EXECUTIVE BONUS PLAN                                 For    Against    Abstain
                                                                                                    O        O          O

This proxy will be voted as specified, or if no choice is specified, will be voted for the ten nominees for election and for Proposals 2, 3, and 4. (Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partner-ship, please sign in partnership name by authorized person.)
_______________________________________________________________________________
_______________________________________________________________________________
Signature(s)                                                          Date


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